Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-D

KEY PERFORMANCE FACTORS
December 31, 1998



Expected B Maturity 7/15/2003


Blended Coupon 5.8365%


Excess Protection Level
3 Month Average   5.97%
December, 1998   5.97%
November, 1998   5.81%
October, 1998   6.13%


Cash Yield18.72%


Investor Charge Offs 4.98%


Base Rate 7.77%


Over 35 Day Delinquency 4.96%


Seller's Interest10.83%


Total Payment Rate13.62%


Total Principal Balance$41,270,703,888.09


 Investor Participation Amount$559,000,000.00


Seller Participation Amount$4,468,784,369.60